SUPPLEMENT DATED JUNE 9, 2020

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (“NYLIAC”)

TO THE PROSPECTUS DATED MAY 1, 1989, AS AMENDED, FOR

VARIABLE LIFE INSURANCE (“VLI”)

INVESTING IN

NYLIAC VLI SEPARATE ACCOUNT

This supplement amends the prospectus you received, as amended, (the “Prospectus”), for the policies offered through the separate account referenced above. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your Policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your Policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The purpose of this supplement is to disclose temporary programs that may be available to you to assist in keeping your Policy in force amidst the financial hardships caused by the COVID-19 pandemic. Keeping this purpose in mind, please note that the following section is added to the beginning of the “What Happens if a Policy Lapses Because a Premium Is Not Paid Before the End of the Grace Period: You Have Two Choices if You Wish Continued Insurance” section of the Prospectus:

COVID-19 ACCOMMODATIONS

EXTENDED NO-LAPSE PERIOD:

In response to the COVID-19 pandemic, we announced that any Policy issued prior to March 24, 2020 would not lapse until June 23, 2020 (the “Extended No-Lapse Period”). No enrollment is required to be eligible for this accommodation. On June 24, 2020, if we have not received payment sufficient to pay any overdue premiums on the Policy, the Policy will lapse and the procedures described subsequently in this section and “You May Apply to Have Your Policy Reinstated After It has Lapsed” will apply unless you apply and qualify for one of the Temporary Assistance Programs described below.

TEMPORARY ASSISTANCE PROGRAMS:

Additional assistance may be available to you. Policies that would have lapsed or entered the grace period between March 24, 2020 and June 23, 2020 can apply for the following temporary assistance programs: the 12-Month Repayment Plan or the Financial Hardship Program. The Financial Hardship Program is also available for Policies that enter the grace period between June 24, 2020 and August 31, 2020. Policies entering the grace period on or after September 1, 2020 will not be eligible for these Temporary Assistance Programs, unless the programs are extended.

12-Month Repayment Plan:

For policies that would have lapsed or entered the grace period between March 24, 2020 and June 23, 2020, instead of paying any overdue premiums on the Policy by the end of the grace period, you may apply for a one-time, 12-month interest free repayment plan (the “12-Month Repayment Plan”). Policyowners who are eligible for the 12-Month Repayment Plan will receive a communication that details their options and the full terms and conditions of the program. If you elect to enter the Plan, we will credit your Policy with a sum equal to the premiums due and unpaid on the Policy (the “Repayment Amount”). The Repayment Amount will be allocated to the Investment Divisions in accordance with your standing directions.

The Repayment Amount may not be used to fund any surrender under the Policy and will not contribute toward the loan value of the policy. We will not charge interest on the Repayment Amount. Any death benefits payable under the policy will be reduced by any amounts owed to us, including any outstanding unpaid Repayment Amount.

Once the Repayment Amount is credited to the Investment Divisions, we will bill you in twelve (12) monthly installments for the Repayment Amount via a separate invoice. If you do not pay that invoice by the due date indicated your Policy will enter the grace period. If you do not pay the premiums due and unpaid by the end of the grace period, your Policy will lapse and any outstanding unpaid Repayment Amount will be deducted from the Policy’s cash value. You will not be eligible to apply for another Repayment Amount. If your Policy lapses according to its terms and you elect to reinstate your Policy, you will be required to pay all amounts according to the terms of your Policy, including any part of the outstanding unpaid Repayment Amount which could not be recovered from the Policy’s cash value at the time of lapse.

Even after we credit the Repayment Amount, your Policy is not guaranteed to remain in force. In fact, you will be required to pay your regularly scheduled premiums to keep your Policy in force even while in the 12-Month Repayment Plan.

Financial Hardship Program:

In addition, policies that benefited from the Extended No-Lapse Period, may also apply for the Financial Hardship Program (the “Financial Hardship Program”) instead of paying the overdue premiums on the Policy by the end of the grace period. Under the Financial Hardship Program, policyowners who can demonstrate a financial hardship caused by the COVID-19 pandemic (not required for policies issued in New York or New Jersey) may be eligible for an extension of the Extended No-Lapse Period, up to a total of 180 days from when the Policy first entered the grace period. Policies that entered into the grace period after June 24, 2020 (i.e., those that were ineligible for the Extended No-Lapse Period described above) can only apply for the Financial Hardship Program and may be eligible to receive a 90 day no lapse period at the end of which the policy will be enrolled in the 12-Month Repayment Plan whose terms (outlined above) will apply.

Proof of financial hardship may include, without limitation, any of the following:

•	Proof of job loss, including notice of termination or confirmation of unemployment benefits;

•	Proof of income loss, including pay statements, tax returns, attestation of income loss from an attorney, accountant, or tax advisor; and

•	Proof of illness and/or caretaker status, including medical payments or a physician’s statement.

Subject to applicable state insurance law, NYLIAC will determine the adequacy of such proof at its sole discretion.

Certain policies that are accepted into the Financial Hardship Program may also be eligible for an extension of the 12-Month Repayment Plan from 12 months to 24 months. (For example, you may be eligible for 24-month repayment if the Repayment Amount is greater than or equal to $3,000 and the face amount of the policy is less than $1 million.) The Financial Hardship Program will be available until August 31, 2020. Policyowners that are eligible for the Financial Hardship Program will receive communication outlining their options and the full terms and conditions of the program.

If you have any questions regarding the temporary no lapse assistance programs discussed above, please reach out to your registered representative or call 1-800-598-2019.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010